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                                                      WFMBS MORTGAGE LOAN POOL
                                                 20-YEAR THROUGH 30-YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        WFMBS SERIES 2001-11
                                                      POOL PROFILE (3/27/2001)

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                                              -------------------------------------           --------------------------------------
                                                              BID                                           TOLERANCE

                                              -------------------------------------           --------------------------------------

AGGREGATE PRINCIPAL BALANCE                                   $190,000,000                                       (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                         1-Apr-01
INTEREST RATE RANGE                                       6.250% -  8.625%
GROSS WAC                                                            7.14%                                     (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                                        25 bps
MASTER SERVICING FEE                                               1.7 bps
WAM (in months)                                                        358                                     (+/- 1 month)

WALTV                                                                  78%                                     (maximum 79%)

CALIFORNIA %                                                           31%                                     (maximum 34%)
SINGLE LARGEST ZIP CODE CONCENTRATION                                   3%                                     (maximum  6%)

AVERAGE LOAN BALANCE                                              $418,350                                (maximum $440,000)
LARGEST INDIVIDUAL LOAN BALANCE                                 $1,397,967                              (maximum $2,000,000)

CASH-OUT REFINANCE %                                                    0%                                     (maximum  3%)

PRIMARY RESIDENCE %                                                   100%                                     (minimum 97%)

SINGLE-FAMILY DETACHED %                                               95%                                     (minimum 92%)

FULL DOCUMENTATION %                                                   34%                                     (minimum 31%)

PREPAYMENT PENALTY %                                                    0%                                      (maximum 3%)

UNINSURED > 80% LTV %                                                  17%                                     (maximum 20%)

TEMPORARY BUYDOWNS                                                      0%                                     (maximum  3%)

WTD. AVERAGE FICO RAW SCORE                                            727                                     (minimum 722)


                            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                               MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                                   SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal
     Balance.

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                                                      WFMBS MORTGAGE LOAN POOL
                                                 20-YEAR THROUGH 30-YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        WFMBS SERIES 2001-11
                                                         PRICING INFORMATION

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
RATING AGENCIES                                                                TBD by Wells Fargo

PASS THRU RATE                                                                              6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                                        0.43%

PRICING DATE                                                                                  TBD

FINAL STRUCTURE DUE DATE                                                                10-Apr-01                       9:00 AM

SETTLEMENT DATE                                                                         27-Apr-01

ASSUMED SUB LEVELS                                                                            AAA                        3.000%
                                                                                               AA                        1.450%
                                                                                                A                        0.950%
                                                                                              BBB                        0.600%
                                                                                               BB                        0.350%
                                                                                                B                        0.200%

                                                                           Note:  AAA Class will be rated by two rating agencies.
                                                                           AA through B Classes will be rated by one rating agency.


* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.
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* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-11. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN
THE BID ON THE PRICING DATE.

WFMBS CONTACTS                                                             Brad Davis (301) 846-8009
                                                                           Lori Maller (301) 846-8185




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